Exhibit 1.1

740,742 Shares

COASTAL FINANCIAL CORPORATION

Common Stock

UNDERWRITING AGREEMENT

December 14, 2021

KEEFE, BRUYETTE & WOODS, INC.

787 Seventh Avenue

4th Floor

New York, New York 10019

(As representative of the Underwriters listed in Schedule I hereto)

Ladies and Gentlemen:

Coastal Financial Corporation, a Washington corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”), pursuant to the terms set forth herein (this “Agreement”), an aggregate of 740,742 shares (the “Firm Shares”) of the Company’s voting common stock, no par value per share (the “Common Stock”), in the respective amounts set forth opposite their respective names in Schedule I hereto. The Company has also granted to the Underwriters an option to purchase up to an additional 111,111 shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.” Keefe, Bruyette & Woods, Inc. has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Shares. To the extent there are no additional underwriters listed on Schedule I, the term “Representative” as used herein shall mean you, as Underwriter, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-255210), including a prospectus, covering the registration of certain securities of the Company, including the Shares, under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), which registration statement was declared effective by the Commission. Such registration statement, as of any time, including any post-effective amendment thereto at such time, the exhibits and any schedules thereto as of such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the Securities Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, that the Registration Statement without reference to a time means such registration statement as amended by any post-effective amendment thereto as of the time of the first contract of sale of the Shares, which time shall be considered the “new effective date” of the Registration Statement with respect to the Shares within the meaning of Rule 430B(f)(2), including the exhibits and schedules thereto as of such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. From and after the date and time of filing of any registration statement increasing the size of the offering pursuant to Rule 462(b) under the Securities Act Regulations (“Rule 462(b)” and such registration statement, a “Rule 462(b) Registration Statement”), the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The form of prospectus appearing in the Registration Statement at the time of its initial effectiveness and including the documents incorporated by reference therein, is hereinafter called the “Base Prospectus.” The Base Prospectus, as supplemented by the final prospectus supplement used in connection with the offering of the Shares as filed with the Commission pursuant to Rule 424(b), and including the documents incorporated by reference therein immediately prior to the Applicable Time, is hereinafter called the “Prospectus.” The Base Prospectus, as supplemented by any preliminary prospectus supplement in the form of which has been or will be filed with the Commission pursuant to Rule 424(b) relating to the offering of the Shares that omits the Rule 430 Information, and including the documents incorporated by reference therein, is hereinafter called a “preliminary prospectus.”

For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 6:15 p.m., New York City time, on December 14, 2021 or such other time as agreed by the Company and the Representative.

“Pricing Disclosure Package” means each Issuer General Use Free Writing Prospectus (if any) issued at or prior to the Applicable Time and the most recent preliminary prospectus furnished to the Underwriters for general distribution to investors prior to the Applicable Time, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations (“Rule 405”)) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule II hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, the Base Prospectus, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, such preliminary prospectus or the Prospectus, as the case may be, at or after the Applicable Time.

The Company and the Underwriters agree that up to 32,598 of the Firm Shares (the “Reserved Shares”) shall be reserved for sale by the Underwriters to certain eligible executive officers, directors, employees and other related persons of the Company and its Subsidiaries (as defined herein) (collectively, the “Invitees”), as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. To the extent that such Reserved Shares are not orally confirmed for purchase, and subject to an agreement to purchase, by the Invitees by the end of the first business day after the date of this Agreement, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

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The Company and the Bank (as defined below) confirm as follows their respective agreements with the Representative and the several other Underwriters.

Section 1. Representations and Warranties.

(a)            The Company represents and warrants to, and agrees with, each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date (as defined below), and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, as follows:

(i)             Compliance of the Registration Statement, the Prospectus and the Incorporated Documents. The Company meets the requirements for use of Form S-3 under the Securities Act. Each of the Registration Statement, the Rule 462(b) Registration Statement, if any, and any post-effective amendment thereto has become effective under the Securities Act and the initial effective date of the Registration Statement is not more than three years before the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and as of each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2), and any Rule 462(b) Registration Statement, if applicable, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Base Prospectus, each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations and are identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

(ii)           Accurate Disclosure. Neither the Registration Statement, the Rule 462(b) Registration Statement, if any, nor any post-effective amendment thereto, at its effective time, at the Closing Date or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus, at the time the Registration Statement or the Rule 462(b) Registration Statement became effective or when such incorporated documents were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus, as the case may be, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the Closing Date or any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus, or to be filed as an exhibit to the Registration Statement or the Rule 462(b) Registration Statement, if any, which are not described or filed as required. There are no business relationships or related person transactions involving the Company, any Subsidiary (as defined below) or any other person required to be described in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus that have not been described as required.

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The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement or any amendment thereto or the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the concession and reallowance figures appearing in the Prospectus under the heading “Underwriting—Discounts and Commissions,” the first sentence under the heading “Underwriting—Stabilization” and the first sentence under the heading “Underwriting—Passive Market Making” in each case, contained in the Registration Statement, any Rule 462(b) Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)           Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, the Base Prospectus, any preliminary prospectus or the Prospectus, that has not been superseded or modified.

(iv)          Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares, and (C) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(v)           Auditor. Moss Adams LLP, the accounting firm that certified the financial statements and supporting schedules of the Company that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (A) is an independent public accountant as required by the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), (B) is a registered public accounting firm, as defined by the PCAOB, which has not had its registration superseded or revoked and which has not requested that such registration be withdrawn, and (C) with respect to the Company, is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission.

(vi)          Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company and its consolidated Subsidiaries (as defined below) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes thereto, comply with the requirements of the Securities Act and present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries. The financial statements of the Company and its consolidated Subsidiaries have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Base Prospectus, any preliminary prospectus or the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act.

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(vii)         No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse effect, or any development that would reasonably be expected to result in a material adverse effect, (x) on the condition (financial or otherwise), business, properties, prospects, management, financial position, shareholders’ equity, or results of operations, of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (y) in the ability of the Company to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (each of (x) and (y) a “Material Adverse Effect”), (B) there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of the Subsidiaries, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise, (D) the Company has not purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (E) there has been no material loss or interference with the Company’s business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(viii)         Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Washington and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(ix)           Good Standing of Subsidiaries. Coastal Community Bank (the “Bank”) is a bank chartered under the laws of the State of Washington and the charter of the Bank is in full force and effect. The Bank is the only “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act) (the “Significant Subsidiary”). Each other direct or indirect subsidiary (as defined in Rule 405) of the Company (the Bank and each such subsidiary being referred to herein individually as a “Subsidiary”) has been duly organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization, has the requisite corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform the obligations under this Agreement, and is duly qualified as a foreign corporation or other business entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding shares of capital stock of any Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party. The only Subsidiaries of the Company are those listed on Schedule III hereto, which includes the Subsidiaries listed on Exhibit 21 to the Registration Statement. Except for the Subsidiaries, the Company does not own beneficially, directly or indirectly, more than five percent of any class of equity securities or similar interests in any corporation, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

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(x)            Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus). All of the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.

(xi)           Company Equity Awards. With respect to any stock options, restricted stock or other equity awards (the “Equity Awards”) granted pursuant to any compensation plan of the Company or any of its Subsidiaries providing for the issuance of Equity Awards (the “Company Plans”), (A) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective by all necessary corporate action, and (B) each such grant was made in accordance with the terms of the Company Plans and all other applicable laws and regulatory rules or requirements.

(xii)          Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xiii)         Securities Offerings. All offers and sales of the Company’s capital stock and debt or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from the Securities Act and the Securities Act Regulations and all other applicable state and federal laws or regulations, or any actions under the Securities Act and the Securities Act Regulations or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.

(xiv)        Authorization and Description of Shares. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such statements conform, in all material respects, to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability for the debts of the Company by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive rights, “gross-up rights,” rights of first refusal or other similar rights of any securityholder of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the Subsidiaries other than those described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(xv)          Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person registration rights or other similar rights to have any securities registered for resale pursuant to the Registration Statement or otherwise registered for resale or sold by the Company under the Securities Act by reason of filing of the Registration Statement with the Commission or by reason of the sale of the Shares by the Company pursuant to this Agreement.

(xvi)         Summaries of Legal Matters. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Capital Stock,” “Material U.S. Federal Tax Considerations for Non-U.S. Holders of Our Common Stock,” “Shares Eligible for Future Sale,” and “Supervision and Regulation,” insofar as they purport to describe provisions of the laws and regulations or documents referred to therein, are accurate, complete and fair in all material respects.

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(xvii)       Absence of Defaults and Conflicts. The Company is not in violation of its second amended and restated articles of incorporation (as amended and restated, the “Charter”), or amended and restated bylaws (as amended and restated, the “Bylaws”); none of the Subsidiaries is in violation of its charter, bylaws or other organizational documents; neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violations or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect); nor will such action result in any violation of the provisions of the Charter or Bylaws of the Company or the charter, bylaws or other organizational document of any Subsidiary; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations (except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(xviii)       Nasdaq Compliance. The Company is in compliance in all material respects with the requirements of The Nasdaq Global Market (“Nasdaq”) for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules or regulations of Nasdaq.

(xix)         Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the Significant Subsidiary is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) there is (1) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or the Significant Subsidiary before the National Labor Relations Board or any similar domestic or foreign body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (2) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or the Significant Subsidiary and (3) no union representation dispute currently existing concerning the employees of the Company or the Significant Subsidiary, (B) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or the Significant Subsidiary and (C) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) or any similar domestic or foreign law or the rules and regulations promulgated thereunder concerning the employees of the Company or the Significant Subsidiary.

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(xx)          Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or which could materially and adversely affect the properties or assets thereof, nor to the Company’s knowledge, is there any basis for any such action, suit, inquiry, proceeding or investigation; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(xxi)         Bank Holding Company Act. The Company has been duly registered as, and meets in all material respects the applicable requirements for qualification as, a bank holding company. The activities of the Subsidiaries are permitted of subsidiaries of a bank holding company under applicable law and the rules and regulations of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) set forth in Title 12 of the Code of Federal Regulations.

(xxii)        Compliance with Bank Regulatory Authorities. The Company and each of its Subsidiaries is in compliance in all material respects with all applicable laws, rules and regulations (including, without limitation, all applicable regulations and orders) of, or agreements with, the Federal Reserve, the Federal Deposit Insurance Corporation (“FDIC”), and the Washington State Department of Financial Institutions (the “WDFI”), as applicable (collectively, the “Bank Regulatory Authorities”), the Equal Credit Opportunity Act, the Fair Housing Act, the Truth in Lending Act, the Community Reinvestment Act (the “CRA”), the Home Mortgage Disclosure Act, the Bank Secrecy Act and Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), to the extent such laws or regulations apply to the Company or the Bank, as applicable. The Company and, to the Company’s knowledge, the Bank have no knowledge of any facts and circumstances, and have no reason to believe that any facts or circumstances exist, that could cause the Bank (A) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory,” or (B) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act of 1970 (otherwise known as the “Currency and Foreign Transactions Reporting Act”), the USA Patriot Act or any order issued with respect to the Anti-Money Laundering Laws (as defined below). As of September 30, 2021, the Bank was “well managed” and met or exceeded the standards necessary to be considered “well capitalized” under the regulatory framework for prompt corrective action of the FDIC. The Bank has been duly chartered, is validly existing under the laws of State of Washington and holds the requisite authority to do business as a state-chartered bank with banking powers under the laws of the State of Washington. The Bank is the only depository institution subsidiary of the Company and the Bank is a member in good standing of the Federal Home Loan Bank System. The activities of the Bank are permitted under the laws and regulations of State of Washington. Since December 31, 2015, the Company, the Bank and each of their respective subsidiaries have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the FDIC, the WDFI and any other applicable federal or state banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the WDFI and any other applicable federal or state banking authorities, as the case may be. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company, the Bank or any of their respective subsidiaries is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, directive, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. § 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, the Federal Reserve, the FDIC, the WDFI or any other bank regulatory authority that restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions or that impose any restrictions or requirements not generally applicable to bank holding companies or commercial banks. There is no unresolved violation, criticism or exception by any Bank Regulatory Authority with respect to any examination of the Company, the Bank or any of the Company’s other Subsidiaries, which would reasonably be expected to result in a Material Adverse Effect.

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(xxiii)       Accuracy of Exhibits. There are no contracts or documents which are required to be (A) described in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or (B) filed as exhibits thereto, which have not been so described and filed as required.

(xxiv)       Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body is necessary or required for the performance by the Company of its obligations under this Agreement in connection with the offering, issuance or sale of the Shares or the consummation of the transactions contemplated in this Agreement prior to the Closing Date, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the rules of the Nasdaq, the securities laws of any state or non-U.S. jurisdiction.

(xxv)        Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, registrations, memberships, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such Governmental License or result in any other material impairment of the rights of any such Governmental License; all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses. Neither the Company nor any of its Subsidiaries has failed to file with applicable regulatory authorities any material statement, report, information or form required by any applicable law, regulation or order, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(xxvi)       Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary. All of the leases and subleases under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus are in full force and effect and are held under valid, subsisting and enforceable leases, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxvii)      Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), systems, technology, trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess such Intellectual Property would not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, except where such infringement, conflict, inadequacy or invalidity would not reasonably be expected to result in a Material Adverse Effect.

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(xxviii)     Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries, and (D) to the Company’s knowledge, there are no events or circumstances that could result in forming the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxix)        ERISA. Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or any Subsidiary or any member of the Company’s “control group” (within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) for employees or former employees of the Company and its affiliates (“Plan”) has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. No “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such Plan, excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates (as defined below). No “employee benefit plan” (as defined under ERISA) established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates, if such employee benefit plan were terminated, could have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, the Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which could cause the loss of such qualification. With respect to each Plan subject to Title IV of ERISA, the minimum funding standard of Section 302 of ERISA or Section 412 of the Code, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period) and the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan). There is no pending audit or investigation by the Internal Revenue Service (“IRS”), the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign agency. “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA of which the Company or such Subsidiary is a member.

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(xxx)         Internal Control Over Financial Reporting. The Company and each of its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act Regulations) that complies in all material respects with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer and is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is accurate and fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, (x) there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated), (y) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting and (z) the Company has not been advised of (a) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any Subsidiary to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of the Subsidiaries. Based on the evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, the Company is not aware of (x) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or its Subsidiaries’ ability to record, process, summarize and report financial data or any material weakness in internal controls or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or its Subsidiaries’ internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no changes in internal controls or in other factors that could significantly affect internal controls.

(xxxi)        Disclosure Controls and Procedures. The Company and its Subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act Regulations), which (A) are designed to ensure that information required to be disclosed by the Company in reports that it files, furnishes or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its Subsidiaries to allow timely decisions regarding disclosure, (B) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter, and (C) were then effective in all material respects to perform the functions for which they were established.

(xxxii)      Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors and officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith with which the Company or any of its directors or officers is required to comply.

(xxxiii)      Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

(xxxiv)     Taxes. All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been timely filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments which have been or will be promptly contested in good faith and as to which adequate reserves have been provided in the Company’s financials in accordance with GAAP. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been or would reasonably be expected to be asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

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(xxxv)      Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are adequate for the conduct of the business of the Company and its Subsidiaries and the value of their properties and are prudent and customary in the businesses in which they are engaged including, but not limited to, policies covering real and personal property owned or leased by the Company and each Subsidiary against theft, damage, destruction, acts of vandalism and earthquakes; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not reasonably be expected to result in a Material Adverse Effect. All such insurance is fully in force as of the date hereof.

(xxxvi)     Investment Company Act. The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxvii)   Absence of Manipulation. Neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, has taken, directly or indirectly, and neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(xxxviii)   Foreign Corrupt Practices Act. None of the Company, any of its Subsidiaries or any director, officer, agent or employee of the Company or any of its Subsidiaries nor, to the best knowledge of the Company, any affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law, statute or regulation; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. To the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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(xxxix)      Anti-Money Laundering Laws. The operations and conduct of the Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency or body (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court, governmental agency or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. The Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws.

(xl)           OFAC. None of the Company, any of the Subsidiaries or any officer or director of the Company or any Subsidiary, nor, to the knowledge of the Company, any agent, employee, affiliate or person acting on behalf of the Company or any of the Subsidiaries is or has been (A) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (w) Cuba, Iran, North Korea, Sudan, Syria or the Crimea region of Ukraine claimed by Russia (“Sanctioned Countries”), (x) the government of any Sanctioned Country, (y) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (z) any person, entity or organization made the subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or by the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and the Company will not directly or indirectly use the proceeds from the sale of the Shares sold by it, or lend, contribute or otherwise make available such proceeds to any Subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC; (B) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States laws, rules or regulations; (C) a person, entity or organization currently the subject of any Sanctions; or (D) located, organized or resident in any Sanctioned Country.

(xli)          Relationship. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act or Securities Act Regulations to be described in the Registration Statement and/or the Prospectus and that is not so described.

(xlii)         Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (A) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (B) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of any Underwriter.

(xliii)        No Restrictions on Subsidiaries; No Transactions. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is a party to a letter of intent, accepted term sheet or similar instrument or any binding agreement that contemplates an acquisition, disposition, transfer or sale of the assets (as a going concern) or capital stock of the Company or of any Subsidiary or business unit or any similar business combination transaction which would be material to the Company and its Subsidiaries taken as a whole.

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(xliv)        Statistical and Market-Related Data. The statistical and market related data contained in the Registration Statement, the Pricing Disclosure Package and Prospectus are based on or derived from sources which the Company believes are reliable and accurate.

(xlv)         Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Pricing Disclosure Package, the preliminary prospectus contained in the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative and included in Schedule II hereto or any electronic road show listed on Schedule II hereto (each, a “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Company Additional Written Communications based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representative consists of the Underwriter Information.

(xlvi)        Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (A) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (B) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(xlvii)       Lock-Up Agreements. Each of the Company’s officers, as defined by Rule 16a-1(f) of the Exchange Act Regulations, and directors, in each case as listed on Schedule IV hereto, has duly executed and delivered “lock-up” agreements as contemplated by Section 5(l) hereof.

(xlviii)      Fees. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

(xlix)         Deposit Insurance. The deposit accounts of the Bank are insured by the FDIC up to applicable legal limits, the Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder, and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened.

(l)             Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than options issued under the Company’s shareholder-approved benefit plans) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or any of its Subsidiaries or for the account of a customer of the Company or any of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by the Company to be financially responsible. The Company and each of its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(li)           Contracts. The material contracts to which the Company or any of its Subsidiaries is a party have been duly and validly authorized, executed and delivered by the Company or its Subsidiaries, as the case may be, and constitute the legal, valid and binding agreements of the Company or its Subsidiaries, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and subject to 12 U.S.C. § 1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws. Except as would not reasonably be expected to result in a Material Adverse Effect, neither the Company nor the Significant Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Disclosure Package and Prospectus, or referred to or described in, or filed as an exhibit to, the Pricing Disclosure Package and Prospectus, and no such termination or non-renewal has been threatened by the Company or the Significant Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement.

(lii)           Off-Balance Sheet Transactions. There is no transaction, arrangement or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (other than as disclosed therein).

(liii)          Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Federal Reserve or any other regulation of the Federal Reserve.

(liv)          Emerging Growth Company Status. From the time of the initial filing of the Registration Statement to the Commission through the date hereof, the Company has been, has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(lv)           Cybersecurity. (A) There has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and, to the knowledge of the Company, any such data processed or stored by third parties on behalf of the Company and its subsidiaries, equipment or technology) (collectively, “IT Systems and Data”) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) neither the Company nor its subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data as required by applicable regulatory standards. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all applicable judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data.

(lvi)          Reserved Shares. The Company has not offered, or caused the Underwriters to offer, any Reserved Shares to any person with the intent to unlawfully influence (A) a customer or supplier of the Company or any of its Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any of its Subsidiaries or (B) a trade journalist or publication to write or publish favorable information about the Company, any of its Subsidiaries or any of their respective products.

(b)            The Bank represents and warrants to, and agrees with, each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date (as defined below), and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, as follows:

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(i)             Good Standing of the Bank. The Bank has been duly chartered and is validly existing as a bank chartered under the laws of the State of Washington, is in good standing under the laws of the State of Washington and has been duly qualified as a foreign bank for the transaction of business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(ii)            Absence of Defaults. Neither the Bank nor any of its subsidiaries is (A) in violation of its articles or certificate of incorporation, bylaws or other organizational or governing documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Bank or any of its subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Bank or any of its subsidiaries is subject (collectively, the “Bank Instruments”) or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any court or governmental agency or body having jurisdiction over the Bank or any of its subsidiaries, except, solely in the case of this clause (C), for such violations or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(iii)           No Conflicts. The execution, delivery and performance of this Agreement by the Bank, compliance by the Bank with all of the provisions of this Agreement and the consummation of the transactions contemplated herein do not and will not contravene, conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Bank Instrument (except for such conflicts, breaches or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor does or will any such action contravene, conflict with or result in a breach or violation of any of the terms or provisions of the articles of incorporation or association or bylaws of the Bank or any law, statute, rule, regulation, judgment, order, writ or decree of any court or governmental agency or body having jurisdiction over the Bank or any of its subsidiaries or any of their properties.

(iv)          Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Bank.

(c)            Each of the Company and the Bank has a reasonable basis for making each of the representations set forth in Section 1(a) and 1(b), as applicable. Each of the Company and the Bank acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, may rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance. Any certificate signed by, or on behalf of, the Company or the Bank delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Bank, respectively, to the Underwriters as to the matters covered thereby.

Section 2. Sale and Delivery to the Underwriters.

(a)            Firm Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule I hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

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(b)            Option Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 111,111 shares of Common Stock at the price per share set forth in Schedule I hereto. The option hereby granted may be exercised within 30 days after the date hereof and may be exercised in whole or in part at any time within such period from time to time upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery of the Option Shares (each, a “Date of Delivery”) shall be determined by the Representative, but shall not be later than 10 full business days after the exercise of said option, nor in any event prior to the Closing Date (as defined below). If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares, subject, in each case, to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)            Payment. Payment of the purchase price for, and delivery of the Firm Shares shall be made at the offices of Hunton Andrews Kurth LLP, 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 a.m. (New York City time) on December 17, 2021 (unless postponed in accordance with the provisions of Section 10 or Section 11 hereof), or such other time and date not later than 10 business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being referred to herein as “Closing Date”).

In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery of the Shares, through the facilities of The Depository Trust Company (“DTC”), to the Representative for the respective accounts of the Underwriters. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Shares and the Option Shares, if any, which it has agreed to purchase. The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Option Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

Section 3. Covenants.

The Company further covenants and agrees with each of the Underwriters as follows:

(a)            Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 430B, as applicable, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Pricing Disclosure Package or the Prospectus shall have been used or filed, as the case may be, including any document incorporated by reference therein, in each case only as permitted by Section 3 hereof, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Pricing Disclosure Package or Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any respective post-effective amendment thereto or of any order preventing or suspending the use of the Base Prospectus, any preliminary prospectus, or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. The Company will promptly effect the filings necessary pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

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(b)            Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment or supplement to the Registration Statement (including any filing under Rule 462(b) of the Securities Act Regulations), the Base Prospectus, the Pricing Disclosure Package, or the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

(c)            Delivery of Registration Statement. The Company has made available or will deliver to the Representative and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to each Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)            Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of the Base Prospectus and any preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to each Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)            Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Securities Act Regulations and the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required by the Securities Act (or in lieu thereof the notice referred to in Section 173(a) of the Securities Act Regulations) to be delivered in connection with sales of the Shares ending no later than nine months from the date hereof (the “Delivery Period”), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof the notice referred to in Section 173(a) of the Securities Act Regulations) is delivered to a purchaser, or (iii) if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, including, without limitation, any document incorporated therein by reference, in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the Representative written notice of such event or condition, (B) prepare and file with the Commission, subject to Section 3(b) of this Agreement, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and use its best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible, and (C) furnish to each Underwriter such number of copies of such amendment or supplement as such Underwriter may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(f)             Filing or Use of Amendments or Supplements. During the Delivery Period, the Company (A) will furnish to the Representative for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement (including any Rule 462(b) Registration Statement), a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without the Representative’s prior written consent. Prior to amending or supplementing the Base Prospectus, the preliminary prospectus contained in the Pricing Disclosure Package or the Prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representative’s prior written consent, which consent shall not be unreasonably withheld.

(g)            Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for the Delivery Period; provided, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for the Delivery Period. The Company will also supply the Underwriters with such information as is necessary for the determination of the legality of the Shares for investment under the laws of such jurisdiction as such Underwriter may request.

(h)            Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable, but in any event not later than 16 months after the effective date of the Registration Statement, an earnings statement (as defined and in the form complying with the provisions of Rule 158 of the Securities Act Regulations and satisfying the provisions of Section 11(a) of the Securities Act).

(i)             Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus under “Use of Proceeds.”

(j)             Listing. The Company will use its best efforts to effect and maintain the listing of the Shares on Nasdaq and will file with Nasdaq all documents and notices required by Nasdaq.

(k)            Restriction on Sale of Shares. During a period of 90 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) of the Exchange Act Regulations, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, or (C) any shares of Common Stock issued or options, restricted stock units or other securities to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus provided that such options restricted stock units or other securities shall not be vested and exercisable within the Lock-Up Period. The Company also agrees that during the Lock-Up Period, other than for the sale of Common Stock hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for any registration statement on Form S-8 relating to employee benefit plans.

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(l)             Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the time periods required by, and each such document will meet the requirements of, the Exchange Act and the Exchange Act Regulations.

(m)           Lock-Up Agreements. During the Lock-Up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or any of the other actions restricted or prohibited under the terms of the form of “lock-up” agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated by such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers, directors and shareholders pursuant to Section 5(l) hereof.

(n)            Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representative will be deemed to have consented to any Issuer General Use Free Writing Prospectuses and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative. The Company represents that it has treated, or agrees that it will treat, each such free writing prospectus consented to, or deemed consented to, by the Representative as an Issuer Free Writing Prospectus and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and recordkeeping. If at any time following issuance of an Issuer Free Writing Prospectus during the Delivery Period there occurred or occurs an event or condition as a result of which such Issuer Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative in writing and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to correct such untrue statement or omission.

(o)            DTC. The Company will cooperate with the Representative and use its best efforts to permit the Shares to be eligible for clearance, settlement and trading through the facilities of DTC, if required.

(p)            Emerging Growth Company. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to completion of the distribution of the Shares within the meaning of the Securities Act.

(q)            Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

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(r)             Transfer Agent. The Company shall maintain a registrar and transfer agent for the Shares.

(s)            Sarbanes-Oxley Act. The Company and its Subsidiaries will comply in all material respects with all effective applicable provisions of the Sarbanes-Oxley Act.

Section 4. Expenses. The Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (A) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors, (B) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each preliminary prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus, and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, (C) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares, (D) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, (E) all fees and expenses in connection with listing the Common Stock (including the Shares) on Nasdaq, (F) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Shares, including any related filing fees and the reasonable fees and disbursements of counsel to the Underwriters, subject to a cap on such legal expenses of $10,000, (G) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (H) the cost and charges of any transfer agent or registrar, (I) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares, (J) the costs and expenses of the Company relating to investor presentations on any road show, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Representative, employees and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (K) all fees and expenses of the Underwriters in connection with matters relating to the Reserved Shares, including reasonable fees and disbursements of counsel for the Underwriters, (L) all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of information or materials relating to the Reserved Shares, and (M) all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Reserved Shares, and (N) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 4.

If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 10 or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

Section 5. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date and each Date of Delivery, as the case may be, are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

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(a)            The Registration Statement was filed by the Company with the Commission and has been declared effective not earlier than three years prior to the date hereof. Each preliminary prospectus, each Issuer Free Writing Prospectus (if required to be filed) and the Prospectus shall have been filed as required by Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 433, as applicable, within the time period prescribed by, and in compliance with, the Securities Act Regulations. If the Company has elected to rely on Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., New York City time, on the date of this Agreement. At the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto shall have been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for any of those purposes shall have been instituted, be pending or, to the Company’s knowledge, be contemplated. The Company has complied with each request (if any) from the Commission for additional information.

(b)            The respective representations and warranties of the Company and the Bank contained herein are true and correct on and as of the Closing Date (and each Date of Delivery, as the case may be, with respect to the Company and the Bank), as if made on and as of the Closing Date (and each Date of Delivery, as the case may be, with respect to the Company and the Bank), and each of the Company and the Bank shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (and each Date of Delivery, as the case may be, with respect to the Company and the Bank).

(c)            Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Date of Delivery, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading, or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d)            (i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (A) there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary, (B) there shall not have been any Material Adverse Effect and (C) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Date of Delivery, as the case may be, on the terms and in the manner contemplated in the Pricing Disclosure Package.

(e)            The Representative shall have received on and as of the Closing Date and each Date of Delivery, as the case may be, a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Representative, to the effect (i) set forth in Section 5(b) (with respect to the respective representations, warranties, agreements and conditions of the Company and the Bank) and Section 5(c), (ii) that none of the situations set forth in clause (i) or (ii) of Section 5(d) shall have occurred, and (iii) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission.

(f)             On the Closing Date and each Date of Delivery, as the case may be, the Representative shall have received the favorable written opinion and negative assurance letter, dated the Closing Date or such Date of Delivery, respectively, each of (i) Covington & Burling LLP, counsel for the Company, and (ii) Adams & Duncan Inc., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A and Exhibit B, respectively, hereto and to such further effect as counsel for the Underwriters may reasonably request.

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(g)            Moss Adams LLP shall have furnished to the Representative a letter, dated the date of this Agreement, in form and substance satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h)            On the Closing Date and each Date of Delivery, as the case may be, the Representative shall have received from Moss Adams LLP a letter, dated the Closing Date or such Date of Delivery, as the case may be, to the effect that such accounting firm reaffirms the statements made in its letter or letters furnished pursuant to Section 5(g), except that the specified date referred to therein for the carrying out of procedures shall be not more than three business days prior to the Closing Date or such Date of Delivery, as the case may be.

(i)             On the Closing Date and each Date of Delivery, as the case may be, the Representative shall have received the opinion, dated the Closing Date or such Date of Delivery, of Hunton Andrews Kurth LLP, counsel for the Underwriters, in connection with the offer and sale of the Shares, in form and substance satisfactory to the Underwriters.

(j)             The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act and is listed on Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(k)            FINRA shall have not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions relating to the offering of the Shares.

(l)             The Representative shall have received “lock-up” agreements, each in the form of Exhibit C hereto, from each of the persons listed on Schedule IV hereto, and each such agreement shall be in full force and effect on the Closing Date and each Date of Delivery, as the case may be.

(m)           On or prior to the Closing Date and each Date of Delivery, as the case may be, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative shall reasonably request.

(n)            On or after the Applicable Time there shall not have occurred any of the events, circumstances or occurrences set forth in Section 10.

(o)            No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or any Date of Delivery, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, or any Date of Delivery, as the case may be, prevent the sale of the Shares.

(p)            The Representative shall have received, on and as of the Closing Date, satisfactory evidence of the good standing of the Company and the Bank in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(q)            Prior to the Closing Date, the Shares shall be eligible for clearance, settlement and trading in book-entry-only form through the facilities of DTC.

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(r)             Upon request of any Underwriter, the Company shall furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(s)            On the date of this Agreement and on the Closing Date and any Date of Delivery, as the case may be, the Company shall have furnished to the Representative certain certificates of the chief financial officer of the Company, dated the respective date of delivery, in form and substance satisfactory to the Representative.

If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Shares on a Date of Delivery which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Shares, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Date or such Date of Delivery, as the case may be, and such termination shall be without liability of any party hereto to any other party hereto except as provided in Section 4 hereof and except that Sections 1, 7, 8, 9, 14, 15, 16, and 17 hereof shall survive any such termination and remain in full force and effect.

Section 6. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 7. Indemnification.

(a)            Indemnification of Underwriters. The Company and the Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter and their respective affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)), members, directors, officers, employees, agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)             against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(g) hereof) any such settlement is effected with the written consent of the Company;

(iii)           against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against, or appearing as a witness or providing information or documents in connection with any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

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(b)           Indemnification for Reserved Shares. Without limitation and in addition to their obligations under the other subsections of this Section 7, the Company and the Bank jointly and severally agree to indemnify and hold harmless each Underwriter and each Underwriter’s Affiliates, members, directors, officers, employees, agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any and all legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that (i) arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in any material prepared by or with the consent of the Company for distribution to the Invitees, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) are caused by the failure of any Invitee to pay for and accept delivery of Reserved Shares that the Invitee agreed to purchase, or (iii) are related to, arise out of or are in connection with the offer and sale of Reserved Shares.

(c)           Indemnification of the Company, Directors and Officers by the Underwriters. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(d)           Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 7(a) and 7(b) hereof, counsel to the indemnified parties shall be selected by the Representative and, in the case of the parties indemnified pursuant to Section 7(c) hereof, counsel shall be selected by the Company. In any action the defense of which is assumed by the indemnifying party pursuant to this Agreement, an indemnified party shall have the right to participate in such action and to retain its own counsel at the expense of such indemnified party, except that the fees and expenses of such counsel shall be borne by the indemnifying party if (i) the indemnifying party and such indemnified party shall have mutually agreed in writing to the retention of such counsel, (ii) the indemnifying party shall have failed in a timely manner to assume the defense and employ counsel reasonably satisfactory to the indemnified party in such action, or (iii) the indemnified party reasonably determines that defenses may be available to the indemnified party which are not available to the indemnifying party or may not be consistent with the best interests of the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(e)           Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Bank, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Bank, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the respective net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Bank, on the one hand, and the total underwriting discount and commissions received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Shares as set forth on the cover of the Prospectus.

The relative fault of the Company and the Bank, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Bank or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Bank, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Firm Shares set forth opposite their respective names in Schedule I hereto and not joint.

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For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, members, directors, officers, employees and agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 9. Representations, Warranties and Agreements to Survive Delivery. The indemnity and contribution provisions contained in Section 7 and Section 8 hereof and all representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any (i) investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or by or on behalf of the Company, and (ii) delivery of and payment for the Shares.

Section 10. Default by One or More Underwriters. If one or more of the Underwriters shall fail at the Closing Date or a Date of Delivery, as the case may be, to purchase the Shares which it or they are obligated to purchase under this Agreement on such Closing Date or Date of Delivery (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(a)            if the number of Defaulted Securities does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(b)            if the number of Defaulted Securities exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Date, the obligation of the Underwriters to purchase, and the Company to sell, the Option Shares to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Shares, as the case may be, either the Representative or the Company shall have the right to postpone Closing Date or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

Section 11. Termination.

(a)            Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Base Prospectus, any preliminary prospectus or the Prospectus, any Material Adverse Effect in the judgment of the Representative; (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including, without limitation, as a result of terrorist activities, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (iii) there shall not have been any decrease in or withdrawal of the rating of any debt securities or preferred securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the 1934 Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, (iv) if trading in any securities of the Company has been suspended or materially limited by the Commission or Nasdaq, or if trading generally on the New York Stock Exchange or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (vi) if a general moratorium on commercial banking activities has been declared by federal, State of New York or State of Washington authorities.

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(b)            Liabilities. If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 4 hereof; provided, that the provisions of Sections 1, 7, 8, 9, 13, 14, 15, 16 and 17 shall survive such termination and remain in full force and effect.

Section 12. Use of Free Writing Prospectuses by Underwriters. Each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

Section 13. Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company, the Bank, the Underwriters, the indemnified parties referred to in Section 7 and Section 8 and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation, other than the Underwriters, the Company, the Bank, and the indemnified parties referred to in Section 7 and Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Bank and their respective successors, and said controlling persons, Affiliates, selling agents, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

Section 14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or electronically transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative, c/o Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attention: Equity Capital Markets, with a copy (which shall not constitute notice) to Hunton Andrews Kurth LLP, 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, Attention: Beth A. Whitaker (email: bwhitaker@hunton.com) and Peter G. Weinstock (email: pweinstck@hunton.com). Notices to the Company shall be given to it at Coastal Financial Corporation, 5415 Evergreen Way, Everett, Washington 98203, Attention: Eric Sprink (email: esprink@coastalbank.com), with a copy (which shall not constitute notice) to Covington & Burling LLP, One CityCenter, 850 Tenth Street, N.W., Washington, D.C. 20001, Attention: Christopher J. DeCresce (email: cdecresce@cov.com) and Charlotte May (cmay@cov.com).

Section 15. Entire Agreement. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes.

Section 16. Governing Law. THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREUNDER, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

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Section 17. Miscellaneous.

(a)            The parties hereby submit to the jurisdiction of and venue in the state and federal courts located in the City of New York, New York, in connection with any dispute related to this Agreement including, without limitation, any suit or proceeding arising out of or relating to this Agreement, any transaction contemplated hereby, the Pricing Disclosure Package, the Prospectus, the Registration Statement, the offering of the Shares or any other matter contemplated hereby. The Company and the Bank irrevocably and unconditionally waive any objection to the laying of venue of any such suit or proceeding arising out of or relating to this Agreement, the Pricing Disclosure Package, the Prospectus, the Registration Statement, the offering of the Shares or any transactions contemplated hereby in a New York Court, and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

(b)            The Company and the Bank acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Bank, on the one hand, and the several Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and with the process leading to such transaction each Underwriter is and has been acting solely as a principal and not the agent or fiduciary of the Company or any of its Subsidiaries or their respective shareholders, creditors, employees or any other party, (iii) no Underwriter has assumed, and will not assume, an advisory or fiduciary responsibility in favor of the Company or any of its Subsidiaries with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Bank on other matters) or any other obligation to the Company or the Bank, except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriters have not provided any legal, accounting, financial, regulatory or tax advice in connection with the offering of the Shares and each of the Company and the Bank has consulted its own legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate. The Company and the Bank severally agree that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any of its subsidiaries, in connection with such transaction or the process leading thereto.

(c)            The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

(d)            Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

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(e)            This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior agreements and understandings (whether written or oral) between the Company, the Bank, and the Underwriters, or any of them, with respect to the subject matter hereof.

(f)             The Company, the Bank, and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g)            TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

(h)            This Agreement may not be amended or modified unless in writing signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The headings herein are for convenience only and shall not affect the construction hereof. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature pages follow]

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Bank, and the Underwriters.

Very truly yours,

COASTAL FINANCIAL CORPORATION

By:	/s/ Joel G. Edwards
Name: Joel Edwards
Title: EVP, Chief Financial Officer

COASTAL COMMUNITY BANK

By:	/s/ Joel G. Edwards
Name: Joel Edwards
Title: Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative in New York, New York as of the date first above written.

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Victor A. Sack
Name: Victor A. Sack
Title: Managing Director

For itself and as Representative of the other Underwriters Named in Schedule I hereto

SCHEDULE I

The public offering price per share for the Securities, determined as provided in said Section 2, shall be $40.50.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $38.37375, being an amount equal to the public offering price set forth above less $2.12625 per share, except for those Reserved Shares for which the purchase price per share shall be $40.50.

Name of Underwriter	Number of Initial Securities	Maximum Number of Option Securities to Be Sold

Keefe, Bruyette & Woods, Inc.	444,446	66,667
Raymond James & Associates, Inc.	111,111	16,666
Stephens Inc.	111,111	16,666
Hovde Group, LLC	74,074	11,112

Total	740,742	111,111
Schedule I

SCHEDULE II

Issuer Free Writing Prospectus

Issuer Free Writing Prospectus, dated December 2021, filed with the Commission on December 13, 2021.

Electronic Road Show

None.

Schedule II

SCHEDULE III

Subsidiaries of Coastal Financial Corporation:

•	Coastal Community Bank
•	Coastal (WA) Statutory Trust I
•	Arlington Olympic Property, LLC
Schedule III

SCHEDULE IV

DIRECTORS, EXECUTIVE OFFICERS AND SHAREHOLDERS

SUBJECT TO THE LOCK-UP AGREEMENT

Directors

•	Christopher D. Adams
•	Sadhana Akella-Mishra
•	Rilla R. Delorier
•	Steven D. Hovde
•	Thomas D. Lane
•	Stephan Klee
•	Michael R. Patterson
•	Andrew P. Skotdal
•	Eric M. Sprink
•	Gregory A. Tisdel
•	Pamela Unger

Executive Officers Who Are Not Directors

•	John J. Dickson
•	Joel G. Edwards
•	Russ A. Keithley
Schedule IV

EXHIBIT A

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED BY COVINGTON & BURLING LLP PURSUANT TO SECTION 5(f)

1.             The Registration Statement is effective under the Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act.

2.             The statements under the caption “Material United States Federal Tax Considerations” in the Base Prospectus insofar as such statements purport to summarize certain provisions of laws, regulations, legal matters, agreements or other legal documents referred to therein and reviewed by us as described above, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein.

3.             The Registration Statement, as of the 430B Effective Time, the Preliminary Prospectus, as of its date, and the Prospectus, as of its date (excluding, in each case, the financial statements, including the notes thereto, and the schedules and other financial data included or incorporated or deemed incorporated by reference therein, as to which we express no opinion), complied as to form in all material respects with the requirements of the Act and the rules and regulations of the SEC thereunder.

4.             The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

5.            Any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b) and all material required to be filed by the Issuer pursuant to Rule 433(d) under the Securities Act has been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act.

6.             The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended.

In addition, in accordance with our understanding with the Company as to the scope of our services in connection with the offering of the Shares, as special counsel to the Company, we reviewed the Registration Statement, the Disclosure Package and the Prospectus and participated in discussions with your representatives and those of the Company, your counsel and the Company’s accountants. On the basis of the information which was reviewed by us in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law and the experience we have gained through our practice under the Federal securities laws, we confirm to you that nothing which came to our attention in the course of such review has caused us to believe that (a) the Registration Statement, at the 430B Effective Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Disclosure Package, as of 6:15 p.m. (New York City time) on December 14, 2021, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit A

EXHIBIT B

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED BY ADAMS & DUNCAN INC., P.S. PURSUANT TO SECTION 5(f)

1.             The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington.

2.             The Company has the corporate power and authority to (a) execute and deliver the Underwriting Agreement and to consummate the transactions contemplated thereby, and (b) carry on its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.             The Bank (as defined in the Underwriting Agreement) has been duly organized and is validly existing as a Washington state chartered bank and is in good standing under the laws of the State of Washington,.

4.             The Bank has the corporate power and authority to (a) execute and deliver the Underwriting Agreement and to consummate the transactions contemplated thereby, and (b) carry on its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

5.             The authorized capital stock of the Company is as set forth under the caption “Capitalization” in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption “Description of Capital Stock”. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and conform to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

6.             All of the issued and outstanding shares of capital stock of the Bank have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record by the Company free and clear of any security interest or lien.

7.             The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and the Bank.

8.             The issuance and sale of the Firm Shares has been duly authorized by all necessary corporate action of the Company.

9.             Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holder of outstanding shares of capital stock of the Company or any other person is entitled to any preemptive rights, right of first refusal or other similar right under the Company’s Second Amended and Restated Articles of Incorporation or the Amended and Restated Bylaws, the Washington Business Corporation Act or any Applicable Agreement, to subscribe for the Securities.

10.           No Person has the right, which has not been waived, under any Applicable Agreement to require the registration under the Securities Act of any sale of securities issued by the Company, by reason of the filing or effectiveness of the Registration Statement.

11.           No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of Washington is required on the part of the Company for issuance of the Firm Shares pursuant to the Underwriting Agreement or the execution and delivery of the Underwriting Agreement or the consummation of the transactions contemplated thereby in accordance with the terms thereof, except those already obtained or made and in full force and effect.

Exhibit B

12.           The issuance of the Firm Shares by the Company pursuant to the Underwriting Agreement and the execution and delivery of the Underwriting Agreement by the Company and the Bank and the consummation by the Company and the Bank of the transactions contemplated thereby in accordance with the terms thereof did not and do not (i) violate the Washington statutes, laws, rules or regulations to which the Company is subject that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, (ii) constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), under any Applicable Agreement, or (iii) constitute a breach or violation of the provisions of the Company’s Second Amended and Restated Articles of Incorporation or the Amended and Restated Bylaws, each as amended through the date hereof.

13.           There are no legal or governmental proceedings pending or, to our knowledge, threatened in writing against the Company, or to which the Company or any of its property is subject, which seek to enjoin or restrain the execution and delivery of the Underwriting Agreement or the consummation of the transactions contemplated thereby, or which would have a Material Adverse Effect (as defined in the Underwriting Agreement) on the Company’s ability to perform its obligations under the Underwriting Agreement.

14.           The statements under the captions “Description of Common Stock” in the Base Prospectus and “Description of Common Stock” in the Pricing Disclosure Package and the Prospectus insofar as such statements purport to summarize certain provisions of documents and legal matters referred to therein and reviewed by us as described above, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein.

Exhibit B

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

[DATE]

KEEFE, BRUYETTE & WOODS, INC.

787 Seventh Avenue, 5th Floor

New York, New York 10019

(As representative of the several Underwriters)

Re: Proposed Public Offering by Coastal Financial Corporation

Ladies and Gentlemen:

The undersigned, a shareholder, executive officer and/or director of Coastal Financial Corporation, a Washington corporation (the “Company”), understands that Keefe, Bruyette & Woods, Inc. (“KBW” or the “Representative”), as representative of the several underwriters named in Schedule A of the Underwriting Agreement (each an “Underwriter” and collectively, the “Underwriters”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “Offering”) of shares of the Company’s common stock, no par value per share (including any securities convertible into or exercisable or exchangeable for such common stock, the “Common Stock”).

In recognition of the benefit that the Offering will confer upon the undersigned as a shareholder, executive officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Underwriting Agreement that, commencing on the date hereof and ending on, and including, the date that is 90 days from the date of the Underwriting Agreement (such period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will cause any spouse or immediate family member, as defined in Rule 16a-1(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member not to), without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or exercise any right with respect to the registration of any of the foregoing, or file or cause to be filed any registration statement in connection therewith under the Securities Act of 1933, as amended (the “Securities Act”), (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or other arrangement.

Exhibit C

Notwithstanding the foregoing, (A) the foregoing restrictions shall not apply to pledges in a bona fide transaction that are in effect as of the date hereof to a lender to the undersigned, as disclosed in writing to the Representative; and (B) the undersigned may transfer the undersigned’s shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree in writing to be bound by the restrictions set forth herein; (ii) to any trust or family limited partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, that the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees in writing to be bound by the restrictions set forth herein; and provided further, that any such transfer shall not involve a disposition for value; (iii) transfer by will or intestate succession to executors, administrators, testamentary trustees, legatees or beneficiaries, provided that the recipients of such transfers agree in writing to be bound by the restrictions set forth herein; (iv) to the Company, to satisfy any tax withholding obligations of the Company or the undersigned, or to satisfy the exercise price of stock options by the undersigned, upon the exercise or vesting of equity awards outstanding or hereinafter granted under any exercise by the undersigned of stock options or vesting of outstanding restricted stock awards or other similar equity incentive awards that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement (or are granted after the date of the Underwriting Agreement pursuant to a plan or arrangement that is in place prior to the date of the Underwriting Agreement) and are disclosed in the Pricing Disclosure Package (as defined in the Underwriting Agreement), or any document filed with the U.S. Securities and Exchange Commission and included or incorporated by reference therein, where the shares of Common Stock received upon any such exercise or vesting are held by the undersigned, individually or as a fiduciary, in accordance with the terms of this Lock-Up Agreement; (v) pursuant to any contract, instruction or plan in effect on the date hereof that satisfies the requirements of Rule 10b5-1(c)(1)(i)(B); or (vi) with the prior written consent of the Representative. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned represents and warrants that the undersigned beneficially owns the shares of Common Stock covered by this Lock-Up Agreement and that the undersigned now has and, except as contemplated by clauses (B)(i) through (B)(vi) above, for the duration of this Lock-Up Agreement will have good and marketable title to the undersigned’s shares of Common Stock, free and clear of all liens, encumbrances, and claims whatsoever, except with respect to any liens, encumbrances and claims that were in existence on the date hereof. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

In addition, the undersigned agrees that, during the Lock-Up Period, without the prior written consent of the Representative (which consent may be withheld in its sole discretion): (i) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock and (ii) the undersigned waives any and all notice requirements and rights with respect to the registration of any shares of Common Stock pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective on or prior to January 31, 2022, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of any law other than the laws of the State of New York.

[Signature page follows]

Exhibit C

[Signature Page to Lock-Up Agreement]

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

(if an individual):

Signature

Name (print)

(if an entity):

Name of Entity

Signature

Name (print)

Title
Exhibit C